UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

July 19, 2012

INFORMATICA CORPORATION

(Exact name of registrant as specified in its charter)

State of Delaware	0-25871	77-0333710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Cardinal Way

Redwood City, California 94063

(Address of principal executive offices)

(650) 385-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 20, 2012, Informatica Corporation (the “Company”) filed a Form 8-K (the “Original Filing”) to report the appointment of Amy Chang to the Company’s Board of Directors. The Company is filing this Amendment No. 1 on Form 8-K/A to amend the Original Filing to include disclosure regarding the committee(s) of the board of directors to which Ms. Chang has been appointed. The disclosure under Item 5.02 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 5.02 of this Amendment No. 1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On July 19, 2012, the Board of Directors of Informatica Corporation (“Informatica”) appointed Amy Chang to the Board of Directors as a Class III director, effective immediately. On November 28, 2012, Ms. Chang was appointed to the Compensation Committee of the Board of Directors.

Ms. Chang will participate in the non-employee director compensation arrangements described in Informatica’s 2012 proxy statement. Under the terms of those arrangements, Ms. Chang will receive, among other things, annual compensation of $50,000 for serving on the Board, an initial option award for 15,000 shares of Informatica’s common stock and an initial restricted stock unit award for 5,000 shares of Informatica’s common stock. The initial option award will vest as to 33% of the shares on the first anniversary of the grant date, and as to an additional 2.78% each month thereafter. The restricted stock unit award will vest as to 33 1/3% of the restricted stock units on each of the first three anniversaries of the vesting commencement date. In addition, Ms. Chang has executed Informatica’s standard form of indemnification agreement.

Ms. Chang has been the global head of product, ads measurement and reporting for Google Inc. since 2010. Ms. Chang joined Google in July 2005, and has served in various management positions including director of product management, group product manager, senior product manager and product manager. Prior to joining Google, Ms. Chang held various positions at eBay Inc. and McKinsey & Company. Ms. Chang holds a B.S. degree in electrical engineering, hardware, and a M.S. degree in electrical engineering, network systems, from Stanford University. During her time at Stanford, Ms. Chang was an Intel Foundation Scholar and a Mayfield Venture Fund Fellow.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 30, 2012		INFORMATICA CORPORATION

	By:	/s/ EARL E. FRY
Earl E. Fry
Chief Financial Officer, Chief Administration Officer and EVP, Global Customer Support